Exhibit 10.31


                           SUPPLEMENTAL LOAN AGREEMENT

      THIS AGREEMENT is executed effective the 30th day of October, 2003, between EXCALIBUR HOLDINGS, INC., a Texas corporation ("Holdings"), EXCALIBUR INDUSTRIES, INC. , a Delaware corporation ("Industries"), EXCALIBUR STEEL, INC., an Oklahoma corporation ("Steel"), EXCALIBUR AEROSPACE, INC., an Oklahoma corporation ("Aerospace") EXCALIBUR SERVICES, INC., an Oklahoma corporation ("Services"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), MATTHEW FLEMMING, an individual ("Flemming"), WILLIAM H. STUART, an individual ("Stuart") and STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association (the "Lender").

                               R E C I T A L S:

      WHEREAS,  Holdings,   Industries,  Steel,  Aerospace,  Services,  Shumate,
Flemming and Stuart are currently indebted to the Lender by virtue of that certain Amended and Restated Loan Agreement effective as of April 30, 2003 (the "Existing Debt");

      WHEREAS, the Existing Debt and agreements thereto are evidenced by various loan agreements, promissory notes, security agreements, guaranties and other instruments and agreements (collectively, the "Existing Loan Documents");

      WHREREAS, additional borrowing is needed for working capital and other expenses;

      NOW, THEREFORE, in consideration of the mutual agreements between the parties and the funds to be advanced to the Borrower, it is agreed as follows:

1. LENDING AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Industries and Shumate the amounts set forth below.

2. TERM NOTE. Industries will execute and deliver to the Lender a Promissory Note of even date herewith in the principal face amount of FIVE HUNDRED FIFTY THOUSAND DOLLARS ($550,000.00) (the "Industries Note"), which will be in form and substance and payable on the terms approved by Lender. The Industries Note shall mature and become due on December 15, 2003, at which time, the Borrower will pay the entire outstanding principal balance together with all accrued interest and other charges, if any.

3. SHUMATE REVOLVER. The Lender will provide Shumate and Industries a revolving line of credit as follows:

      3.1 Note. Promissory Note of even date herewith in the principal face amount of FIVE HUNDRED FIFTY THOUSAND DOLLARS ($550,000.00) (the "Shumate Note"), which will be in form and substance and payable on the terms approved by Lender. It is specifically agreed that the aggregate of advances made during the term of the Shumate Note may exceed the face amount thereof, but the unpaid principal balance due

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            on the Shumate Note will not exceed the lesser of (i) the  Borrowing
            Base; or (ii) the face amount of the Shumate Note.

      3.2 Advances. Advances under the Shumate Note will be limited to the Borrowing Base. The Borrowing Base shall be determined twice monthly, on the 15th day of each month and the last day of each month, on submission of a signed "Monthly Borrowing Base Certificate" in the same form as provided by the Existing Loan Documents. Each Monthly Borrowing Base Certificate will be supported by a current accounts receivable aging, and such other documentation that may reasonably required by the Lender to determine the Borrowing Base. After determination of the Borrowing Base for any given month, Borrower may obtain advances by submitting an "Advance Request" in the form required by the Existing Loan Documents.

      3.3 Maturity. Notwithstanding anything herein to the contrary the Shumate Note will mature and become fully due and payable on October 28, 2004.

4. INTEREST. Interest on the Industries Note and the Shumate Revolver will be paid at the interest rate equal to the Prime Rate plus two percent (2 %) per annum, adjusted on each day on which a change in the Prime Rate occurs (the "Interest Rate"). "Prime Rate" means the prime rate as published in the "Money Rates Section" of the Wall Street Journal, which rate is not necessarily the lowest rate of interest charged by the Lender. All interest on the Term Note will be calculated for the actual number of days elapsed at a per diem charge based on a year consisting of 360 days.

5. RECOURSE. The indebtedness will be full recourse to the Borrower and the Guarantors.

6. BORROWING BASE. "Borrowing Base" means, as of any given date, eighty percent (80%),or at the Lender's sole discretion any lesser percentage designated upon sixty (60) days notice, of Eligible Trade Accounts Receivable of Shumate subject to the following:

      6.1 "Trade Accounts Receivable" means, as of any given date, all accounts receivable of Shumate (which shall be excluded from the Borrowing Base under the Existing Loan Documents) for goods sold and delivered and services rendered by Shumate in the ordinary course of the business presently conducted by Shumate representing amounts then invoiced and due and owing. A Trade Account Receivable shall be an "Eligible Trade Account Receivable", and shall be included in the Borrowing Base, only if and so long as it meets each and all of the following requirements:

            6.1.1 It is a valid,  genuine  and legally  enforceable  obligation, subject to no defense, set off or counter-claim, of the account debtor or other obligor named herein or in the records of Shumate pertaining thereto, and that Shumate has received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set off or counterclaim; and

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            6.1.2 It is owned by Shumate free and clear of all interests, liens, attachments, encumbrances and security interests except the security interests granted to the Lender; and

            6.1.3 The Account  debtor or other  obligor is located in the United
                  States; and

            6.1.4 Not more than ninety (90) days have expired  since the date of invoice; or, if the Lender in its sole discretion accepts as eligible a Trade Account Receivable which is due on a date stated in the invoice, not more than thirty (30) days have expired since the date stated; and

            6.1.5 Shumate  has not  received  notice  from the  Lender  that the credit of the account debtor is not satisfactory to the Lender for any reason; and

            6.1.6 The account debtor is not an entity in which Shumate or any of the guarantors has a controlling interest; and

            6.1.7 Eligible  Trade  Accounts  Receivable  shall not  include  any account receivable of the same account debtor to Shumate in excess of fifteen percent (15%) of the then Eligible Trade Accounts Receivable calculated after ineligible accounts; and

            6.1.8 The entire receivable of one account debtor becomes ineligible if more than ten percent (10%) of the total due is over ninety
                  (90) days past due,  unless the ten percent  (10%) over ninety
                  (90) days is attributable to an isolated dispute over a specific invoice.

      6.2 The value of Inventory used in determining the Borrowing Base shall equal the value of raw material plus the value of finished product and shall not include the value of any work in progress.

7. COLLATERAL SECURITY. The performance of all covenants and agreements contained in this Loan Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the Note and all renewals, amendments and modifications thereof shall be secured by the collateral set forth in the Existing Loan Documents. Industries, Holdings, Steel, Services, Aerospace and Shumate acknowledge that the Security Agreement executed effective April 15, 2003, covers and applies to the extension of credit contemplated herein.

8. CONDITIONS OF LENDING. In addition to the conditions set forth in the Existing Loan Documents, the extension of credit contemplated herein shall be conditioned upon payment of the Lender's expenses in connection herewith.

9. GUARANTOR ACKNOWLEDGMENTS. Holdings, Steel, Services, Aerospace, Flemming and Stuart acknowledge and agree that their guaranties executed effective April 15, 2003, cover and apply to the extension of credit contemplated herein.

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10.   EXISTING LOAN DOCUMENTS.  Except to the extent  supplemented  herein,  all terms of the Existing Loan Documents shall apply to the extensions of credit made under this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement effective the date first above written.

                                    EXCALIBUR HOLDINGS, INC.,
                                    a Texas corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO


                                    EXCALIBUR INDUSTRIES, INC.,
                                    a Delaware corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO



                                    EXCALIBUR STEEL INC.,
                                    an Oklahoma corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO



                                    EXCALIBUR AEROSPACE, INC.
                                    an Oklahoma corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO

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                                    EXCALIBUR SERVICES, INC.
                                    an Oklahoma corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO



                                    SHUMATE MACHINE WORKS, INC.
                                    a Texas corporation

                                    By: /s/ Matthew C. Flemming
                                       --------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO



                                    /s/ Matthew C. Flemming
                                    -----------------------------
                                    MATTHEW FLEMMING, individually


                                    /s/ William S.H. Stuart
                                    -----------------------------
                                    WILLIAM H. STUART, individually



                                    STILLWATER NATIONAL BANK AND TRUST
                                      COMPANY, a national banking association

                                    By: /s/ Carol A. Kinzer
                                       --------------------------
                                    Name: Carol A. Kinzer
                                    Title: Senior Vice President
                                    (the "Lender")

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